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                                  EXHIBIT 9.

                         CONSENT OF ERNST & YOUNG LLP
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                        CONSENT OF INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1999, with respect to the statutory-basis financial statements and schedules of PFL Life Insurance Company included in the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6 No. 333-86231) and related Prospectus of the Legacy Builder Plus.

                               ERNST & YOUNG LLP


Des Moines, Iowa
December 29, 1999